Exhibit 10.10

ASSIGNMENT OF OWNERSHIP INTERESTS

This ASSIGNMENT OF OWNERSHIP INTERESTS (the “Assignment”) is entered into effective as of November 12, 2021 by GVEST FINANCE LLC, a North Carolina corporation, with an address for notice of 136 Main Street, Pineville, North Carolina 28134 (“Grantor”), in favor of FIRSTBANK, a Tennessee banking corporation, whose address is 520 W. Summit Hill Dr., Suite 801, Knoxville, TN 37902 (“Lender”).

RECITALS

A. GVEST SPRINGLAKE HOMES LLC, a Delaware limited liability company (“Borrower”), is indebted to Lender pursuant to a loan (“Loan”) evidenced, governed, and/or secured by the following (collectively, the “Loan Documents”): (i) that certain Promissory Note (“Note”) dated of even date herewith from Borrower to Lender in the principal amount of $2,000,000.00; (ii) that certain Loan Agreement (“Loan Agreement”) dated of even date herewith by and between Borrower and Lender; and (iii) those Loan Documents (as defined in the Loan Agreement), all as the same may from time to time be amended, restated, modified, consolidated, renewed or replaced.

B. Grantor owns 100% of the partnership/ownership interests of Borrower.

C. Lender would not extend the credit evidenced by the Note without Grantor pledging as collateral its ownership interests in Borrower in order to secure the prompt and complete performance of all of the obligations and payment of all of the indebtedness under the Note and other Loan Documents (all such obligations and indebtedness are hereinafter referred to collectively as the “Liabilities”).

NOW, THEREFORE, in consideration of the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Defined Terms. As used in this Assignment, the following terms shall have the following meanings:

(a) “Code” shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of Tennessee.

(b) “Governing Agreement” or “Governing Agreements” shall refer to, depending on Borrower’s form of organization, (i)  Borrower’s bylaws, operating agreement, partnership agreement, or like document, in each case, together with any and all other voting agreements or other documents evidencing any agreement between the holders of the ownership interests of Borrower and Borrower’s interests therein, and any amendments or modifications to any of the foregoing, and (ii) Borrower’s charter, articles of organization, certificate of limited partnership, statement of partnership authority, or like document evidencing the formation and/or the holders of the ownership interests of Borrower, and any amendments or modifications to any of the foregoing, all in accordance with the terms of this Assignment.

(c) “Proceeds” shall mean “proceeds,” as such term is defined in the Code and shall include, but not be limited to: (i) any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any condemnation, seizure or forfeiture of all or any part of the Pledged Interests (as hereinafter defined) by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (ii) any and all amounts paid or payable to Grantor for or in connection with any sale or other disposition of a Grantor’s interest in Borrower; and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Pledged Interests.

2. Grant of Security Interest. As security for the prompt and complete payment and performance when due of the Liabilities, Grantor hereby grants to Lender a security interest in and pledges to Lender all of the following (each of which is referred to individually as a “Pledged Interest” and collectively as the “Pledged Interests”):

(a) all of Grantor’s right, title and interest as an owner in Borrower to receive distributions at any time or from time to time of cash and other property, real, personal or mixed, from Borrower upon complete or partial liquidation or otherwise;

(b) all of Grantor’s right, title and interest, if any, in Borrower’s property;

(c) all of Grantor’s right, title and interest, if any, to participate in the management and voting of Borrower;

(d) all of Grantor’s right, title and interest in and to: (i) all rights, privileges, authority and power of Grantor as owner or holder of the items specified in (a), (b) and (c) above, including, but not limited to, all contract rights related thereto; (ii) all options and other agreements for the purchase or acquisition of any interests in Borrower; and (iii) any document or certificate representing or evidencing Grantor’s rights and interests in Borrower; and

(e) to the extent not otherwise included, all proceeds and products of any of the foregoing.

3. Representations and Warranties. Grantor represents and warrants that:

(a) Grantor is the sole member of Borrower and the sole owner of such Grantor’s Pledged Interest, free and clear of any and all liens and claims whatsoever except for the security interest granted to Lender pursuant to this Assignment. No other person has control of any of Pledged Interest.

(b) Except as set forth in the Loan Agreement, no security agreement, financing statement, assignment, equivalent security or lien instrument or continuation statement covering all or any part of the Pledged Interests is on file or of record in any public office or in the records of Borrower, as applicable, except financing statements with respect to the Pledged Interests filed by Lender pursuant to this Assignment.

(c) Upon the filing of all appropriate financing statements under the Code, all steps necessary to create and perfect the security interest(s) created by this Assignment as a valid and continuing first lien on and first perfected security interest in the Pledged Interests in favor of Lender, prior to all other liens, security interests and other claims of any sort whatsoever against such Pledged Interests, will have been taken.

(d) Grantor has not changed its name, or used, adopted or discontinued the use of any fictitious name.

(e) Grantor has all power, statutory and otherwise, to execute and deliver this Assignment, to perform Grantor’s obligations hereunder and to subject its Pledged Interests to the security interest created hereby, all of which has been duly authorized by all necessary action.

(f) No amendments or supplements have been made to any Governing Agreement of Borrower since it was originally entered into which would have a material and adverse effect on Grantor’s ability to perform its obligations under this Assignment; each Governing Agreement of Borrower remains in effect; and no party to a Governing Agreement of Borrower is presently in default thereunder.

(g) Grantor has the right to transfer all or any part of the Pledged Interests free of any lien or encumbrance.

(h) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) Grantor’s granting of a security interest in its Pledged Interests pursuant to this Assignment, (ii) the execution, delivery or performance of this Assignment by Grantor, (iii) the perfection of the security interest granted hereby (other than financing statements with respect to the Pledged Interests filed by Lender pursuant to this Assignment), or (iv) the exercise by Lender of the rights provided for in this Assignment or the remedies in respect of the Pledged Interests pursuant to this Assignment (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

(i) Upon the transfer of the Pledged Interests, or any portion thereof, to any party pursuant to Section 10 below, Borrower shall continue in existence.

(j) As of the date hereof, there are no certificates, instruments or other documents evidencing any of Grantor’s Pledged Interest other than the Governing Agreements of Borrower.

4. Covenants. Grantor covenants and agrees that from and after the date of this Assignment and until the Liabilities are fully satisfied:

(a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Lender, and at the sole expense of Grantor, Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may reasonably deem necessary to obtain the full benefits of this Assignment and of the rights and powers herein granted, including, without limitation, the execution and filing of any financing or continuation statements under the Code with respect to the security interest granted hereby and, if otherwise required hereunder, transferring Pledged Interests to the possession of Lender (if a security interest in such Pledged Interests can be perfected by possession) or taking any action to obtain exclusive control of any Pledged Interests owned by Grantor in a manner acceptable to Lender (including a written confirmation of Lender’s “control” over such Pledged Interests as such term is defined in Article 9 of the Code or any other then-applicable provision of the Code). Grantor also hereby authorizes Lender to file any such financing or continuation statements without the signature of Grantor to the extent permitted by the Code or other applicable law. If any amount payable under or in connection with any of the Pledged Interests shall be or become evidenced by any promissory note, certificate or other instrument (other than an instrument which constitutes chattel paper under the Code), such note or instrument shall be immediately pledged hereunder and a security interest therein granted to Lender and shall be duly endorsed in a manner satisfactory to Lender and delivered to Lender. If at any time Grantor’s right or interest in any of the Pledged Interests becomes an interest in real property, Grantor immediately shall execute, acknowledge and deliver to Lender such further documents as Lender reasonably deems necessary or advisable to create a first priority perfected mortgage lien in favor of Lender in such real property interest.

(b) Priority of Liens. Grantor will defend the right, title and interest hereunder of Lender as a first priority security interest in the Pledged Interests against the claims and demands of all persons whomsoever.

(c) Notices. Grantor will advise Lender promptly, in reasonable detail: (i) of any lien, security interest, encumbrance or claim made or asserted in writing against any of the Pledged Interests; (ii) of any distribution of cash or other property by Borrower in complete or partial liquidation of the Pledged Interests; and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Pledged Interests or the security interest created hereunder, including the priority thereof.

(d) Continuous Perfection. Grantor will not file or authorize the filing on Grantor’s behalf of any financing statement naming Grantor as debtor covering all or any portion of the Pledged Interests, except financing statements naming Lender as secured party.

(e) Place of Formation; Continuous Existence. Grantor will not change its state of formation unless Grantor has previously notified Lender thereof and taken such action as is necessary or reasonably requested by Lender to cause the security interest of Lender in the Pledged Interests to continue to be perfected.

(f) Transfer of Assets. Grantor will not directly or indirectly sell, pledge, mortgage, assign, transfer, or otherwise dispose of or create or suffer to be created any lien, security interest or encumbrance on any of the Pledged Interests.

(g) Performance of Obligations. Grantor will perform all of Grantor’s material obligations under the Governing Agreements prior to the time that any interest or penalty would attach against Grantor or any of the Pledged Interests as a result of Grantor’s failure to perform any of such obligations, and Grantor will do all things necessary to maintain the good standing of Borrower under the laws of the jurisdiction of organization for such entities.

(h) Governing Agreements. Grantor will not: (i) suffer or permit any amendment or modification of any Governing Agreement which would have a material adverse effect on Grantor’s ability to perform its obligations under this Assignment without the prior written consent of Lender; or (ii) withdraw as an owner of Borrower; or (iii) waive, release, or compromise any material rights or claims Grantor may have against any other party which arise under any Governing Agreement. Grantor will not vote under any Governing Agreement to cause Borrower to dissolve, liquidate, merge or consolidate with any other entity or take any other action under a Governing Agreement that would materially adversely affect the security interest created by this Assignment, including without limitation the value or priority thereof, or to cause Borrower to elect to have Grantor’s ownership interests conferred under the Governing Agreement be governed under Article 8 of the Code. Grantor will not permit, suffer or otherwise consent to the modification or redemption of existing interests in Borrower or the issuance of any new or additional interests, or options to acquire interests, in Borrower.

(i) Entity Records. Grantor shall cause Borrower to make a notation on its books and records indicating the security interest granted hereby.

(j) Uncertificated Securities. If at any time any Pledged Interest constitutes a “security” as defined in Article 8 of the Code, Grantor shall, or shall permit Lender to, promptly take all action necessary or appropriate to cause Lender to have sole and exclusive “control” over the Pledged Interests, as such term is defined in Article 9 of the Code (or any other then-applicable provision of the Code).

5. Grantor’s Powers.

(a) So long as an uncured “Event of Default” (as hereinafter defined) shall not then exist, Grantor shall be the sole party entitled (i) to exercise any and all voting rights and powers of Borrower, and (ii) to receive any and all distributions, in each case arising from or relating to Grantor’s Pledged Interest; provided, however, that Grantor shall not exercise such rights or powers, or consent to any action of Borrower that would be in contravention of the provisions of, or constitute an Event of Default under, this Assignment or any of the other Loan Documents.

(b) Upon the occurrence and during the continuance of an Event of Default, unless Lender designates in writing to Grantor to the contrary, all rights of Grantor provided in Section 5(a) hereof shall cease, and all voting rights and powers that Grantor has in Borrower and all distributions and rights to distributions included in the Pledged Interests or otherwise described in Section 5(a) shall become vested in Lender, and Lender shall have the sole and exclusive right and authority to exercise such rights and powers thereafter. Grantor agrees that Borrower and any third party may rely conclusively upon any notice from Lender that an Event of Default exists and therefore Lender has the right and authority to exercise all rights and powers of Grantor. Grantor irrevocably waives any claim or cause of action against any party who deals directly with Lender following receipt of such notice from Lender.

6. Lender’s Appointment as Attorney-in-Fact.

(a) Grantor hereby irrevocably constitutes and appoints Lender and each officer or agent of Lender with full power of substitution, as Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in such attorney-in-fact’s own name, from time to time in the discretion of each such attorney-in-fact following the occurrence and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Assignment, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Assignment and, without limiting the generality of the foregoing, hereby gives each such attorney-in-fact the power and right, from and after an Event of Default, without notice to or assent by Grantor, to do the following on behalf of Grantor:

(i) to collect and otherwise take possession of and title to any and all distributions of cash or other property due or distributable at any time after the date hereof to Grantor as an owner from Borrower, whether in complete or partial liquidation or otherwise, to prosecute or defend any action or proceeding in any court of law or equity, to convert any non-cash distributions to cash, and to apply any such cash distributions, interest or proceeds of conversion in the manner specified in Section 10(d) of this Assignment;

(ii) to ask, demand, collect, receive and give acceptances and receipts for any and all moneys due and to become due under any of Grantor’s Pledged Interests and, in the name of Grantor or such attorney-in-fact’s own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any of Grantor’s Pledged Interests;

(iii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Pledged Interests; and

(iv) (A) to direct any party liable for any payment under any of Grantor’s Pledged Interests to make payment of any and all moneys due and to become due thereunder directly to Lender or as such attorney-in-fact shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Pledged Interests; (C) to commence, prosecute or settle any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Pledged Interests or any portion thereof and to enforce any other right in respect of any of Grantor’s Pledged Interests; (D) to defend or settle any suit, action or proceeding brought against Grantor with respect to any Pledged Interests; and (E) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of Grantor’s Pledged Interests as fully and completely as though such attorney-in-fact were the absolute owner thereof for all purposes, and to do, at the option of such attorney-in-fact at Grantor’s expense, at any time, or from time to time, all acts and things which such attorney-in-fact reasonably deems necessary to protect, preserve or realize upon the Pledged Interests and the security interest of Lender therein, in order to effect the intent of this Assignment, all as fully and effectively as Grantor might do.

(b) Grantor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

(c) Grantor also authorizes and grants a power of attorney to Lender and each officer or agent of Lender at any time and from time to time upon the occurrence and during the continuance of any Event of Default, to execute, in connection with the sale provided for in Section 10 of this Assignment, any endorsements, assignments or other instruments of conveyance or transfer with respect to any of the Pledged Interests. Such power of attorney is deemed irrevocable and is coupled with a legal interest.

7. Distributions. Following and during the existence of an Event of Default, Grantor hereby grants Lender full irrevocable power and authority to receive and hold at any such time cash and non-cash distributions by Borrower on account of any of Grantor’s Pledged Interests (together with all interest, if any, earned thereon), which may be held free and clear of the liens created hereby, and to convert any such non-cash distributions to cash, and to apply any such cash distributions, interest or proceeds of conversion in the manner specified in Section 10(d) of this Assignment.

8. Performance by Lender of Grantor’s Obligations. If Grantor fails to perform or comply with any of Grantor’s agreements contained herein (after the expiration of the applicable notice and cure period provided in the Loan Agreement) and Lender as provided for by the terms of this Assignment shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at the rate following a default specified in the Note in effect from time to time shall be payable by Grantor to Lender on demand and shall constitute Liabilities secured hereby.

9. Default. Any of the following shall constitute an “Event of Default” hereunder:

(a) A failure by Grantor to pay any payment when due and owing under this Assignment and such failure is not remedied within ten (10) calendar days after written notice thereof is given to Grantor.

(b) A failure by Grantor to observe or perform any non-monetary obligation, covenant, condition, or agreement hereof to be performed by Grantor (subject to the same notice and cure periods provided for in the Loan Documents with respect to non-monetary defaults).

(c) Any representation or warranty made by Grantor in this Assignment is not true and correct in any material respect as of the date made.

(d) Lender shall receive, at any time following the date hereof, an official report indicating that Lender’s security interest in the Pledged Interests is not prior to all other security interests reflected in such report (subject to applicable notice and cure periods).

(e) The occurrence of any “Event of Default” under any Loan Document (subject to applicable notice and cure periods).

10. Remedies and Rights Upon Event of Default.

(a) Upon the occurrence and during the continuance of any Event of Default, Lender or Lender’s designee may, at Lender’s option, elect to become a substituted member in Borrower with respect to the Pledged Interests and Grantor shall execute or cause to be executed all documents necessary to evidence Lender so becoming a substituted member. If any Event of Default shall occur and be continuing, Lender or Lender’s designee may exercise in addition to all other rights and remedies granted to them in this Assignment and in any other instrument or agreement securing, evidencing or relating to the Liabilities, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may collect, receive, appropriate and realize upon the Pledged Interests, or any part thereof, and/or may sell, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Pledged Interests (or contract to do so), or any part thereof, at public or private sale or sales, at any exchange or broker’s board or at any of Lender’s offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without the assumption of any credit risk. Grantor expressly acknowledges that private sales may be less favorable to a seller than public sales but that private sales shall nevertheless be deemed commercially reasonable and otherwise permitted hereunder. Lender or Lender’s designee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Pledged Interests so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby waives and releases. At the request of Lender, Grantor agrees to deliver to Lender or any purchaser or purchasers of the Pledged Interests any agreements, instruments and other documents evidencing or relating to the Pledged Interests. Lender shall apply the net proceeds of any such collection, enforcement, sale or other disposition of, or realization upon all or any part of the Pledged Interests as provided in Section 10(d) of this Assignment. Only after so applying such net proceeds and after the payment by Lender of any other amount required by any provision of law, including Section 9-615(a)(3) of the Code (or any other then-applicable provision of the Code), need Lender account for the surplus, if any, to the applicable Grantor. To the extent permitted by applicable law, Grantor waives all claims, damages, and demands against Lender arising out of the disposition, repossession or retention of the Pledged Interests. Grantor agrees that to the extent notice of sale shall be required by law, a reasonable authenticated notification of disposition shall be notification given at least ten (10) business days prior to any such sale, provided, however, that no notification need be given to either Grantor if Grantor authenticated after default a statement renouncing or modifying any right to notification of sale or other intended disposition (such notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to Grantor at Grantor’s address referred to in Section 12 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

(b) Grantor also agrees to pay all reasonable costs of Lender, including reasonable attorneys’ fees and expenses, incurred with respect to the collection, enforcement, retaking, holding, preparing for disposition, processing and disposing of the Pledged Interests, collection of any of the Liabilities or the enforcement of any of Lender’s rights hereunder.

(c) Grantor hereby waives presentment, demand, or protest (to the extent permitted by applicable law) of any kind in connection with this Assignment or any Pledged Interest. Except for notices expressly provided for herein, Grantor hereby waives notice (to the extent permitted by applicable law) of any kind in connection with this Assignment.

(d) The proceeds of any sale, disposition or other realization upon all or any part of the Pledged Interests shall be distributed by Lender in the following order of priorities:

(i) first, to Lender in an amount sufficient to pay in full the reasonable expenses of Lender in connection with such sale, disposition or other realization, including all reasonable expenses, liabilities and advances incurred or made by Lender in connection therewith, including reasonable attorneys’ fees and expenses;

(ii) second, to Lender until the other Liabilities are paid in full; and

(iii) finally, upon payment in full of all of the Liabilities, to Grantor, or such party’s representative or as a court of competent jurisdiction may direct.

Grantor agrees to indemnify and hold harmless Lender, its directors, officers, employees, agents and parent, and subsidiary corporations, and each of them, from and against any and all liabilities, obligations, claims, damages, or expenses incurred by any of them arising out of or by reason of entering into this Assignment or the consummation of the pledge and grant of security interest contemplated by this Assignment (excluding any and all liabilities, obligations, claims, damages and expenses caused by Lender’s gross negligence or willful misconduct) and to pay or reimburse Lender for the reasonable fees and disbursements of counsel incurred in connection with any investigation, litigation or other proceedings (whether or not Lender is a party thereto) arising out of or by reason of any of the aforesaid. Any amounts properly due under this Section 10 shall be payable to Lender immediately upon demand.

11. Limitation on Lender’s Duty in Respect of Pledged Interests. Except as expressly provided in the Code, Lender shall have no duties concerning the custody and preservation of any of the Pledged Interests in its possession or control, or in the possession or control of any agent or nominee of Lender, or as to any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

12. Notices. Any notice and other communication required or permitted hereunder shall be delivered in accordance with the Loan Agreement to the address first above written.

13. Severability. Any provision of this Assignment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14. No Waiver; Cumulative Remedies. Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder. No waiver hereunder shall be valid unless in writing signed by the party to be charged with such waiver and then only to the extent therein set forth. A waiver of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided hereunder and under the other Loan Documents are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. Lender may resort to and realize on the Pledged Interests simultaneously with any acts or proceedings initiated by Lender in its sole and conclusive discretion to resort to or realize upon any other sources of repayment of the Liabilities, including, but not limited to, collateral granted by other security agreements and the personal liability of either Grantor and any person or corporation which has guaranteed repayment of the Liabilities. None of the terms or provisions of this Assignment may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Lender. This Assignment can be executed in counterparts.

15. Successors and Assigns. This Assignment and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, except that Grantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its respective participants, successors and assigns. Neither this Assignment nor anything set forth herein is intended to, nor shall it, confer any rights on any person or entity other than the parties hereto and all third party rights are expressly negated.

16. Termination. This Assignment, and the assignments, pledges and security interests created or granted hereby, shall terminate when the Liabilities shall have been fully paid and satisfied, at which time Lender shall release, reassign and deliver to Grantor the applicable Pledged Interests and related documents then in the possession of Lender, including termination statements under the Code, all without recourse upon, or warranty whatsoever, by Lender and at the cost and expense of Grantor.

17. Injunctive Relief. Grantor recognizes that in the event Grantor fails to perform, observe or discharge any of Grantor’s obligations hereunder (after the expiration of applicable notice and cure periods as provided for in the Loan Agreement), no remedy of law will provide adequate relief to Lender, and agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

18. Waiver of Subrogation. Grantor shall have no rights of subrogation as to any of the Pledged Interests until full and complete performance and payment of the Liabilities.

19. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Tennessee.

20. Venue. Grantor does further consent to and agree that any action for the enforcement of this Assignment may be brought in the courts of the State of Tennessee sitting in Knox County, Tennessee or any Federal court sitting in Knox County, Tennessee and consents to the non-exclusive jurisdiction of such courts. Grantor hereby waives any objection that they may now or hereafter have to the venue of any such action or any such court or that suit is brought in an inconvenient court.

21. Waiver of Jury Trial. GRANTOR HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS ASSIGNMENT AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GRANTOR, AND GRANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GRANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS ASSIGNMENT AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. GRANTOR FURTHER ACKNOWLEDGES THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS ASSIGNMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

22. Electronic Transmission. The parties agree that if a paper original of this Assignment executed by one or more of the parties (an “Executed Copy”) is sent by electronic transmission, (i) the Executed Copy shall be treated in all respects as a paper original of this Assignment executed by the same parties whose signatures appear on the Executed Copy and (ii) the Executed Copy shall have the same binding and legal effect as a paper original of this Assignment executed by the same parties whose signatures appear on the Executed Copy. At the request of any party who receives an Executed Copy, this Assignment shall be re-executed by the parties who signed the Executed Copy and the executed paper original Assignment shall be sent to the requesting party by any method permitted herein other than by electronic transmission. Each of the parties further agree that it will not raise the transmission of this Assignment or the Executed Copy by electronic transmission as a defense in any proceeding or action in which the validity of this Assignment is at issue and hereby forever waives such defense. “Electronic transmission” means any form of communication, such as facsimile or email, not directly involving the physical transmission of actual paper, which creates a record of the actual paper that may be retained, retrieved, reviewed and printed by the recipient.

[Signature page follows]

IN WITNESS WHEREOF, Grantor has executed this Assignment of Ownership Interests as of the date first above written.

GRANTOR:

GVEST FINANCE LLC

By:	/s/ Raymond M. Gee
Raymond M. Gee, Manager

STATE OF	Michigan	)
COUNTY OF	Newaygo	)

Before me, the undersigned, a Notary Public of said County and State, personally appeared Raymond M. Gee, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Manager of GVEST FINANCE LLC, a North Carolina limited liability company, the within named Grantor, and that he in such capacity, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Grantor in such capacity.

Witness my hand and seal, this 9th day of November, 2021.

Pamela Hornbach
Notary Public

My Commission Expires: August 25, 2024